UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2017 (December 21, 2017)

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an “emerging growth company” (as defined in Section 2(a)(19) of the Securities Act).    Yes  ☐    No  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.    Yes  ☐    No  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 21, 2017, Navistar Financial Securities Corporation, as the seller (“NFSC”), Navistar Financial Corporation, as the servicer (“NFC”), and Credit Suisse AG, New York Branch, as a managing agent (“CS NYB”), Credit Suisse AG, Cayman Islands Branch, as a committed purchaser (“Credit Suisse”), Alpine Securitization Ltd., as a conduit purchaser (“Alpine” and, together with CS NYB and Credit Suisse, the “Credit Suisse Purchaser Group”), Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser, New York Life Insurance Company, as a managing agent and a committed purchaser (“New York Life”), and New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser (“NYLIAC” and, collectively, the “Purchaser Parties”), entered into Amendment No. 10 to Note Purchase Agreement and Amendment No. 1 to Fifth Amended and Restated Fee Letter (the “NPA Amendment”), which is attached as Exhibit 10.1 and incorporated by reference herein. The NPA Amendment amends the Note Purchase Agreement, dated as of August 29, 2012, among NFSC, NFC and the Purchaser Parties (filed as Exhibit 10.2 to the registrant’s Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618), to, among other things, extend the Scheduled Purchase Expiration Date to December 20, 2018, reduce the maximum funded amount to $350,000,000 and evidence the payment in full of the principal and interest owing to the CS Purchaser Group and reduce the commitment of Credit Suisse to zero.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following documents are filed herewith:

Exhibit No.	Description of Exhibit

10.1	Amendment No. 10 to the Note Purchase Agreement and Amendment No. 1 to Fifth Amended and Restated Fee Letter, dated as of December 21, 2017, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Ltd., as a conduit purchaser, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION (Registrant)

By:	/s/ Walter G. Borst
Name:	Walter G. Borst
Title:	Executive Vice President and Chief Financial Officer

Dated: December 22, 2017